IVY FUND

                              Ivy US Blue Chip Fund

                              ADVISOR CLASS SHARES

                        Supplement Dated December 9, 1998
          to Statement of Additional Information Dated November 2, 1998


                                       *

The following paragraph is added after the first paragraph in the "Distribution Services" section on page 29:

         The Fund has authorized IMDI to accept on its behalf purchase and redemption orders. IMDI is also authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized intermediary or, if applicable, an intermediary's authorized designee, accepts the order. Client orders will be priced at the Fund's Net Asset Value next computed after an authorized intermediary or the intermediary's authorized designee accepts them.

                                       *







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IUSBCAC1298